Exhibit 99.2 Q1 2025 Investor Presentation NASDAQ: FMNB

Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements include significant changes in near-term local, regional, and U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, U.S. and foreign country tariff policies, and possibility of a recession; and the other factors contained in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Reports on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.” Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. 2

About Farmers National Banc Corp. • $5.2 billion in banking assets • $4.3 billion in wealth management assets under care • $0.68 (5.6%) annualized dividend yield* • Founded in 1887 • 169 consecutive quarters of profitability • Strong and diverse franchise currently operating • 62 banking locations throughout Ohio and Pennsylvania • Growth plan focused on combining big bank capabilities with local bank service *Stock data as of April 10, 2025 3

Local, Established & Experienced Leadership Team

Kevin Helmick (53) President & Chief Executive Officer	**Troy Adair (58)** Senior Executive Vice President, Chief Financial Officer	**Amber Wallace (59)** Senior Executive Vice President, Chief Retail/Marketing Officer	**Michael Matuszak (57)** Senior Executive Vice President, Chief Operating Officer	**Mark Wenick (65)** Senior Executive Vice President, Chief Wealth Management Officer
Brian Jackson (56) Executive Vice President, Chief Information Officer	**Michael Oberhaus (50)** Executive Vice President, Chief Risk Officer	**Mark Nicastro (54)** Executive Vice President, Chief Human Resources Officer	**William Shivers (64)** Senior Vice President, Chief Commercial Lending Officer	

Training

- Farmers Academy
- In-house leadership/management training program
- Ohio Bankers League Bank Management School

Talent Acquisition

- Comprehensive recruitment program
- High percentage of referrals come from our employees
- Retention of key executives
  - Current executive team has been with the bank for over nine years

Robust Succession Planning

- Annual review
- Multi-layered approach focused on core competencies of position
  - Linked to annual performance appraisal and development plan
- Executive succession planning reviewed at holding company board level

Alignment with Shareholders

- Structure of STI and LTI programs encourages sound business practices and appropriate levels of risk management
- Recognition as Best Employer in Ohio in 2019, 2020, 2022 as voted by our employees*
- Key metrics of success reflected in consistent results

* Source: Best Companies Group

FARMERS NATIONAL BANC CORP. | 4

Farmers Strategic Vision Leveraging our History with Modern Banking Technologies to Support our Future Invest in our Franchise Drive Financial Excellence • Leverage technology• Strive for performance metrics in top quartile ranking vs. peer group • Drive efficiencies through Six Sigma operating framework• Focus on growing noninterest income • Strive to be customer centric and provide exceptional experiences • Proactive capital management • Assure Farmers is the best place to work • Maintain financial strength • Continued pursuit of organic and M&A opportunities • Prudent risk management and focus on asset quality 5

Proven Acquisition History and Strategy Long-term strategy of value-enhancing acquisitions $6,000 Emclaire Crest Eight acquisitions in the Financial Retirement (2023) (2024) past nine years Cortland Bancorp $5,000 (2021) Target franchises with similar culture, compelling reputation, and strong Maple Leaf $4,000 (2020) customer base Bowers Insurance (2016) $3,000 Focus on businesses that support cross Farmers National sell opportunities and diversify footprint Trust Bancshares Company into compelling banking markets (2015) Private Client (2009) Services $2,000 (2012) Farmers Monitor National Bancorp Insurance (2017) Manageable initial tangible book value (2008) dilution $1,000 st Tri-state 1 Banc National (2015) Associates (2013) $- Reasonable price with a currency mix of 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 cash and stock Assets Wealth Management Assets • Graph in millions 6 • As of March 31, 2025

Financial Performance NASDAQ: FMNB

Balance Sheet Strengths (1) 3/31/25 12/31/24 12/31/23 Customer Deposits* $4.3 billion $4.2 billion $4.2 billion Cash Balances $113.3 million $85.7 million $103.7 million (1) Loan-to-Deposit Ratio 72.6% 76.6% 76.6% Nonperforming Loans to Total Loans 0.64% 0.70% 0.47% Allowance to Nonperforming Loans 171.5% 157.2% 228.6% *Excludes Brokered Time Deposits. 7

Core Results Overview Core Net Income $62,316 $63,994 $61,798 $65,000 • Core EPS remains strong through challenging environments $55,000 • Robust fee businesses provide stability $48,151 $45,000 $35,000 $25,000 $14,634 $15,000 $5,000 2021 2022 2023 2024 3/31/25 Core EPS Core Return on Assets 1.83% $2.50 $2.13 1.54% $1.89 $2.00 $1.65 1.23% 1.14% $1.50 $1.28 0.95% $1.00 $0.39 $0.50 $0.00 2021 2022 2023 2024 3/31/25 2021 2022 2023 2024 3/31/25 8 Core items exclude the impact of acquisition related provision and other items. See Non-GAAP reconciliation in appendix.

Loan Portfolio Overview Overview Rate Type Segments • Total loans $3.3 billion Variable, 15% • Diverse loan mix • Farmers’ practice is to lend primarily within its market area Fixed, 52% Adjustable, 33% Total Loans (in millions) Net Loans to Assets $3,500.00 63.2% 62.4% 62.3% $3,000.00 $2,500.00 $2,000.00 58.3% $1,500.00 55.6% $1,000.00 $500.00 $0.00 2021 2022 2023 2024 3/31/2025 2021 2022 2023 2024 3/31/2025 CRE C&I Agricultural Residential Mortgage Consumer 9

CRE Overview CRE Breakdown Construction, • Well diversified portfolio 9% Owner Occupied, 28% • Strong credit culture Multifamily, 12% • Independent loan review Non-owner Occupied, 51% CRE Categories Loans by Industry Type 8% Category Balance % of CRE % of Port Retail $ 344,890 25% 11% 11% Office $ 198,101 14% 6% Commercial Real Estate Warehouse/Industrial $ 179,382 13% 6% 42% Residential Real Estate Multifamily $ 157,504 11% 5% Consumer 13% Medical $ 141,839 10% 4% Commercial & Industrial Special Purpose $ 8 1,924 6% 3% Agricultural Restaurant $ 5 0,015 4% 2% Multifamily - Construction $ 7 9,431 6% 2% 26% Hotel $ 42,945 3% 1% Remainder $ 94,630 7% 3% Total $ 1 ,370,661 10

Asset Quality Trends Overview Annualized Net Charge-Offs to Avg. Net Loans • Early-stage delinquencies were $11.2 million, or 0.34% of total 0.21% loans at March 31, 2025, compared to $13.0 million, or 0.40% of total loans at December 31, 2024 • Conservative underwriting practices 0.11% • Sound reserve levels under CECL 0.07% 0.04% 0.04% 2021 2022 2023 2024 3/31/2025 NPLs/Total Loans & Leases ($ in thousands) ACL to Total Loans 1.26% $25,000 0.90% 0.80% $20,000 0.70% 0.60% $15,000 1.12% 0.50% 1.10% 1.09% 0.40% 1.08% $10,000 0.30% 0.20% $5,000 0.10% $- 0.00% 2021 2022 2023 2024 3/31/2025 2021 2022 2023 2024 3/31/2025 NPLs - LHS NPLs / Total Loans - RHS 11

Securities Portfolio Overview Mortgage Corporates, 1.5% • All of the Investment securities portfolio is categorized as CMOs, 11.4% Backed available for sale Securities U.S. Government, 40.4% • All MBS and CMOs are U.S. government agency issued 8.4% • All municipal securities are investment grade, majority with credit enhancements • The duration of the available for sale securities portfolio is 6.6 years at March 31, 2025 • Assuming no changes to interest rates, the AOCI is expected to have accretion of approximately $27.8 million, or 12.4% over the next four quarters • Over the next three years, the AOCI is expected to have accretion of approximately $77.2 million, or 34.5%, assuming no changes to interest rates Municipals, 38.3% 12

Deposit Trends Customer Deposit Composition (in millions) Overview • We are proud to say our bank is built on core deposits $4,500 • Total customer deposits: $4.3 billion $4,000 • Noninterest-bearing stood at 22.7% of total deposits $3,500 $3,000 $2,500 Customer Deposit Composition (in millions) $2,000 $4,000 $1,500 $3,226 $3,342 $3,000 $1,000 $2,000 $500 $966 $979 $1,000 $0 $- 2021 2022 2023 2024 3/31/2025 31-Dec-24 31-Mar-25 Noninterest-Bearing Interest-Bearing Demand Money Market Savings Time Deposits Noninterest-bearing Interest-bearing 13

Liquidity Farmers National Banc Corp. has the following sources of liquidity at the holding company as of March 31, 2025 : • $39.9 million of cash and equivalents • $5.0 million in unsecured lines of credit with a zero balance Farmers National Bank has the following sources of liquidity as of March 31, 2025: • $110.5 million of cash and equivalents • $749.3 million of additional borrowing capacity at the FHLB • $25.0 million of unsecured lines of credit with a zero balance • $319.8 million of available for sale securities that are not pledged • Brokered CDs • Securities roll-off of approximately $86.4 million in next 12 months 14

Net Interest Income and NIM Trends Overview Net Interest Income (in thousands) $160,000 • Focused on growing loans to manage net interest margin $140,000 • Managing cost of funds and deposit betas through rising rate $120,000 environment $100,000 $80,000 $60,000 $40,000 $20,000 2021 2022 2023 2024 3/31/2025 Net Interest Margin (annualized) Loans to Deposits 78.00% 3.45% 3.18% 76.00% 2.91% 2.85% 2.69% 74.00% 72.00% 70.00% 68.00% 66.00% 64.00% 62.00% 60.00% 2021 2022 2023 2024 3/31/2025 2021 2022 2023 2024 3/31/2025 15

Noninterest Income Trends Overview Total Noninterest Income* (in thousands) $50,000 • Robust Trust, Wealth Management and Insurance businesses $40,000 • Diverse revenue sources • Working to increase noninterest income to total revenue $30,000 $20,000 $10,000 $- 2021 2022 2023 2024 3/31/2025 Noninterest Income to Total Revenue* Components of Noninterest Income* (in thousands) $50,000 26.9% 26.1% 25.3% 22.9% 22.4% $40,000 $30,000 $20,000 $10,000 $- 2021 2022 2023 2024 3/31/2025 2021 2022 2023 2024 3/31/2025 Wealth Mortgage Banking Svc Chgs/Debit Fees Other 16 * See Non-GAAP reconciliation in appendix.

Noninterest Expense Trends 1) (1) Overview Noninterest Expense to Average Assets • Overall focus on driving efficiencies 2.23% • The Company has a number of process improvement projects underway. 2.09% 2.07% 2.05% • Track record of prudent expense management 1.98% 2021 2022 2023 2024 3/31/2025 (2) (1) Noninterest Expense (in thousands) Efficiency Ratio $120,000 59.6% 59.2% $100,000 55.4% 49.0% 46.3% $80,000 $60,000 $40,000 $20,000 $- 2021 2022 2023 2024 3/31/2025 2021 2022 2023 2024 3/31/2025 (1) Ratios adjusted for certain items. See Non-GAAP reconciliation in appendix. 17 (2) All periods adjusted for certain items. See Non-GAAP reconciliation in appendix.

Capital Overview Tangible Equity to Tangible Assets 9.44% 8.95% • All regulatory capital ratios above well-capitalized threshold 8.07% 7.96% 7.57% • Announced 1,000,000 share repurchase program in Q1 2023 9.15% • Strong dividend payout 4.86% 4.42% 4.79% 4.38% 2021 2022 2023 2024 3/31/25* Tangible Equity to Tangible Assets Tangible Equity less AOCI to Tangible Assets Less Unrealized Gains (Losses) Total Risk Based Capital Tier 1 Leverage Ratio 17.79% 17.60% 10.12% 9.84% 14.88% 14.55% 8.54% 14.06% 8.36% 8.02% 2021 2022 2023 2024 3/31/25* 2021 2022 2023 2024 3/31/25* * Estimate 18

Appendix – Non GAAP Reconciliations 2021 2022 2023 2024 3/31/2025 Net income $ 51,844 $ 60,597 $ 49,932 $ 45,949 $ 13,578 Acquisition related costs - after tax 5,731 3,290 4,395 82 - Acquisition related provision - after tax 3,846 - 6,077 - - Employee severance - - 798 - - Law suit settlement income - after tax - (6,616) - - - Law suit settlement contingent legal expense - after tax - 1,639 620 - - Charitable donation - after tax - 4,740 - - - FHLB prepayment penalties - after tax 1,682 - - - - Net loss (gain) on asset/security sales - after tax (598) 344 (723) 2,120 1,056 Gain on sale of non-mortgage loans - after tax (189) - 698 - - Core net income $ 62,316 $ 63,994 $ 61,797 $ 48,151 $ 14,634 Reported diluted EPS $ 1.77 $ 1.79 $ 1.33 $ 1.22 $ 0 .36 Core diluted EPS $ 2.13 $ 1.89 $ 1.65 $ 1.28 $ 0 ..39 Reported return on average assets (annualized) 1.52% 1.46% 0.99% 0.90% 1.06% Core return on average assets (annualized) 1.83% 1.54% 1.23% 0.95% 1.14% Net interest income, reported $ 107,990 $ 124,166 $ 137,786 $ 128,368 $ 3 4,195 Net interest income, tax equated $ 110,835 $ 127,530 $ 140,588 $ 130,848 $ 3 4,837 Noninterest income 38,193 44,202 41,861 41,716 10,481 Legal settlement income - (8,375) - - - Net loss (gain) on asset/security sales (757) 435 883 2,684 1 ,337 Net (gain) on commercial loan sale - - - - - Gain on sale of non-mortgage loans (239) - (915) - - Adjusted noninterest income 37,197 36,262 41,829 44,400 11,818 Net interest income and noninterest income adjusted 148,032 163,792 182,417 175,248 4 6,655 Noninterest expense less intangible amortization 77,817 92,438 108,361 103,830 2 7,791 Charitable donation - 6,000 - - - Contingent legal settlement expense - 2,075 785 - - Employee severance - - 1,010 - - Acquisition related costs 7,109 4,070 5,475 92 - FHLB prepayment penalties 2,129 - - - - Adjusted noninterest expense 68,579 80,293 101,091 103,738 2 7,791 Reported efficiency ratio (tax equivalent basis) 51.13% 53.68% 59.24% 59.26% 59.60% 19 Efficiency ratio excluding certain items 46.33% 49.02% 55.42% 59.19% 59.57%

Appendix – Non GAAP Reconciliations 2021 2022 2023 2024 3/31/2025 Total assets $ 4,142,749 $ 4,082,200 $ 5,078,350 $ 5,118,924 $ 5,157,040 Less goodw ill and other intangibles 102,606 101,666 190,287 188,200 1 87,466 Tangible Assets $ 4,040,143 $ 3,980,534 $ 4,888,063 $ 4,930,724 $ 4 ,969,574 Gross unrealized losses $ 11,718 $ (266,487) $ (217,140) $ (233,055) $ (223,685) Tangible assets less gross unrealized gains (losses) $ 4,028,425 $ 4,247,021 $ 5,105,203 $ 5,163,779 $ 5 ,193,259 Stockholders' Equity $ 472,432 $ 292,295 $ 404,415 $ 406,028 $ 429,134 Less goodw ill and other intangibles 102,606 101,666 190,287 188,200 1 87,466 Tangible common equity 369,826 190,629 214,128 217,828 2 41,668 Accumulated othe comprehensive income (loss) (AOCI) 9,295 (210,490) (172,554) (193,265) (177,301) Tangible common equity less AOCI $ 360,531 $ 401,119 $ 386,682 $ 411,093 $ 418,969 Equity to assets 11.40% 7.16% 7.96% 7.93% 8.32% Tangible equity to tangible assets 9.15% 4.79% 4.38% 4.42% 4.86% Tangible equity less AOCI to tangible assets less gross unrealized gains (losses) 8.95% 9.44% 7.57% 7.96% 8.07% 20